Exhibit 10.1

Supplemental Agreement No. 61

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of September 11, 2013 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (as amended and supplemented, the Purchase Agreement) relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to revise the delivery month for *** Aircraft, as follows:

Original Delivery Month	New Delivery Month	Serial Number
***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

P.A. 1951	SA 61-1

Supplemental Agreement No. 61 to

Purchase Agreement No. 1951

WHEREAS, Boeing and Customer agree to *** Option Aircraft, as follows ( *** Options):

Delivery Month	Quantity
***	***

WHEREAS, Boeing and Customer agree that the *** by Boeing for the *** Options will be retained by Boeing *** .

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 61.

1.2 Remove and replace, in their entirety, page T-6-1, page T-6-2 and page T-6-3 to Table 1, with the revised page T-6-1, page T-6-2 and page T-6-3 to Table 1 attached hereto to reflect the above revisions.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

[The remainder of this page is intentionally blank. Signature page follows.]

P.A. 1951	SA 61-2

Supplemental Agreement No. 61 to

Purchase Agreement No. 1951

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ ***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 1951	SA 61-3

		Page Number	SA Number
ARTICLES
1.	Subject Matter of Sale	1-1	SA 39
2.	Delivery, Title and Risk of Loss	2-1
3.	Price of Aircraft	3-1	SA 39
4.	Taxes	4-1
5.	Payment	5-1
6.	Excusable Delay	6-1
7.	Changes to the Detail Specification	7-1	SA 39
8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39
9.	Representatives, Inspection, Flights and Test Data	9-1
10.	Assignment, Resale or Lease	10-1
11.	Termination for Certain Events	11-1
12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1
13.	Buyer Furnished Equipment and Spare Parts	13-1
14.	Contractual Notices and Requests	14-1	SA 39
15.	Miscellaneous	15-1

P.A. 1951	SA 61

N/CAL

		Page Number	SA Number
TABLES
1.	Aircraft Deliveries and Descriptions—737-500	T-1	SA 3
	Aircraft Deliveries and Descriptions—737-700	T-2	SA 57
	Aircraft Deliveries and Descriptions—737-800	T-3	SA 55
	Aircraft Deliveries and Descriptions—737-600	T-4	SA 4
	Aircraft Deliveries and Descriptions—737-900	T-5	SA 39
	Aircraft Deliveries and Descriptions—737-900ER	T-6	SA 61

EXHIBITS

A-1	Aircraft Configuration—Model 737-724 (Aircraft delivering through July 2004)	SA 26
A-1.1	Aircraft Configuration—Model 737-724 (Aircraft delivering on or after August 2004)	SA 46
A-2	Aircraft Configuration—Model 737-824 (Aircraft delivering through July 2004)	SA 26
A-2.1	Aircraft Configuration—Model 737-824 (Aircraft delivering August 2004 through December 2007)	SA 41
A-2.2	Aircraft Configuration—Model 737-824 (Aircraft delivering January 2008 through July 2008)	SA 45
A-2.3	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)	SA 50

P.A. 1951	SA 61
N/CAL

EXHIBITS (continued)		SA Number
A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)	SA 50
A-3	Aircraft Configuration—Model 737-624	SA 1
A-4	Aircraft Configuration—Model 737-524	SA 3
A-5	Aircraft Configuration—Model 737-924 (Aircraft delivering through July 2004)	SA 26
A-6	Aircraft Configuration—Model 737-924ER (Aircraft delivering January 2008 through December 2008)	SA 45
A-6.1	Aircraft Configuration—Model 737-924ER (Aircraft delivering during or after January 2009 and before December 2010)	SA 53
A-6.2	Aircraft Configuration—Model 737-924ER (Aircraft delivering during or after January 2011)	SA 53
B	Product Assurance Document	SA 1
C	Customer Support Document—Code Two - Major Model Differences	SA 1
C1	Customer Support Document—Code Three - Minor Model Differences	SA 39
D	Aircraft Price Adjustments—New Generation Aircraft (1995 Base Price – Aircraft delivering through July 2004)	SA 1
D1	Airframe and Engine Price Adjustments – Current Generation Aircraft	SA 1
D2	Aircraft Price Adjustments—New Generation Aircraft (1997 Base Price – Aircraft delivering through July 2004)	SA 5

P.A. 1951	SA 61
N/CAL

EXHIBITS (continued)		SA Number
D3	Aircraft Price Adjustments—New Generation Aircraft (July 2003 Base Price – Aircraft delivering through December 2007)	SA 41
D4	Escalation Adjustment – Airframe and Optional Features (Aircraft delivering in or after January 2008)	SA 41
E	Buyer Furnished Equipment Provisions Document	SA 39
F	Defined Terms Document	SA 5

LETTER AGREEMENTS

1951-1	Not Used
1951-2R4	Seller Purchased Equipment	SA 39
1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38
1951-4R1	Waiver of Aircraft Demonstration	SA 1
1951-5R3	Promotional Support—New Generation Aircraft	SA 48
1951-6	Configuration Matters
1951-7R1	Spares Initial Provisioning	SA 1
1951-8R2	Escalation Sharing—New Generation Aircraft	SA 4
1951-9R20	Option Aircraft-Model 737-724 Aircraft Attachment A	SA 58
	Attachment B	SA 61
1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4
1951-12R7	Option Aircraft—Model 737-924 Aircraft	SA 32

P.A. 1951	SA 61
N/CAL

LETTER AGREEMENTS (continued)		SA Number
1951-13	Configuration Matters—Model 737-924	SA 5
1951-14	Installation of Cabin Systems Equipment 737-924	SA 22
1951-15	Configuration Matters—Model 737-924ER	SA 39

RESTRICTED LETTER AGREEMENTS		SA Number
6-1162-MMF-295	Performance Guarantees—Model 737-724 Aircraft
6-1162-MMF-296	Performance Guarantees—Model 737-824 Aircraft
6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39
6-1162-MMF-309R1	***	SA 1
6-1162-MMF-311R8	***	SA 59
6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1
6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft
6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3
6-1162-GOC-015R1	***	SA 31
6-1162-GOC-131R12	Special Matters	SA 59

P.A. 1951	SA 61
N/CAL

RESTRICTED LETTER AGREEMENTS (continued)		SA Number
6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5
6-1162-DMH-624	***	SA 8
6-1162-DMH-680	Delivery Delay Resolution Program	SA 9
6-1162-DMH-1020	***	SA 14
6-1162-DMH-1035	***	SA 15
6-1162-DMH-1054	***	SA 16
6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26
6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30
6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft (Aircraft delivering prior to May 2012)	SA 57
6-1162-SEE-0361	Performance Guarantees – Model 737-924ER Aircraft (Aircraft delivering May 2012 and on)	SA 57
6-1162-SEE-133	***	SA 46
6-1162-SEE-0176R4	Record Option Proposals	SA 48
6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50
6-1162-SEE-0225R1	Use of Aircraft *** and Abuse Takeoff Testing	SA 50

P.A. 1951	SA 61
N/CAL

RESTRICTED LETTER AGREEMENTS (continued)		SA Number
6-1162-SEE-0263	Use of Aircraft – 737NG Performance Improvement Package Testing	SA 50
6-1162-RCN-1888	Use of Aircraft – Boeing 747-800 and 787 Flight Test Training	SA 53
6-1162-RCN-1890	Use of Aircraft for Testing	SA 57
6-1162-SEE-0326	Model 737 – Koito Seat Resolution	SA 56
CAL-PA-1951-LA -1208066	Aircraft Performance Guarantees - Model 737-924ER Aircraft (delivering July 2013 and on)	SA 59
CAL-PA-1951-LA -1209037	***	SA 59
CAL-PA-1951-LA -1209110	Privileged and Confidential Matters	SA 59
CAL-PA-1951-LA -1210098	Aircraft Acceleration from October 2012 to September 2012	SA 60

P.A. 1951	SA 61
N/CAL

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	October 10, 1996
Supplemental Agreement No. 2	March 5, 1997
Supplemental Agreement No. 3	July 17, 1997
Supplemental Agreement No. 4	October 10, 1997
Supplemental Agreement No. 5	May 21, 1998
Supplemental Agreement No. 6	July 30, 1998
Supplemental Agreement No. 7	November 12, 1998
Supplemental Agreement No. 8	December 7, 1998
Supplemental Agreement No. 9	February 18, 1999
Supplemental Agreement No. 10	March 19, 1999
Supplemental Agreement No. 11	May 14, 1999
Supplemental Agreement No. 12	July 2, 1999
Supplemental Agreement No. 13	October 13, 1999
Supplemental Agreement No. 14	December 13, 1999
Supplemental Agreement No. 15	January 13, 2000
Supplemental Agreement No. 16	March 17, 2000
Supplemental Agreement No. 17	May 16, 2000
Supplemental Agreement No. 18	September 11, 2000
Supplemental Agreement No. 19	October 31, 2000
Supplemental Agreement No. 20	December 21, 2000
Supplemental Agreement No. 21	March 30, 2001

P.A. 1951	SA 61
N/CAL

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 22	May 23, 2001
Supplemental Agreement No. 23	June 29, 2001
Supplemental Agreement No. 24	August 31, 2001
Supplemental Agreement No. 25	December 31, 2001
Supplemental Agreement No. 26	March 29, 2002
Supplemental Agreement No. 27	November 6, 2002
Supplemental Agreement No. 28	April 1, 2003
Supplemental Agreement No. 29	August 19, 2003
Supplemental Agreement No. 30	November 4, 2003
Supplemental Agreement No. 31	August 20, 2004
Supplemental Agreement No. 32	December 29, 2004
Supplemental Agreement No. 33	December 29, 2004
Supplemental Agreement No. 34	June 22, 2005
Supplemental Agreement No. 35	June 30, 2005
Supplemental Agreement No. 36	July 21, 2005
Supplemental Agreement No. 37	March 30, 2006
Supplemental Agreement No. 38	June 6, 2006
Supplemental Agreement No. 39	August 3, 2006
Supplemental Agreement No. 40	December 5, 2006
Supplemental Agreement No. 41	June 1, 2007
Supplemental Agreement No. 42	June 13, 2007
Supplemental Agreement No. 43	July 18, 2007

P.A. 1951	SA 61
N/CAL

Supplemental Agreement No. 44	December 7, 2007
Supplemental Agreement No. 45	February 20, 2008
Supplemental Agreement No. 46	June 25, 2008
Supplemental Agreement No. 47	October 30, 2008
Supplemental Agreement No. 48	January 29, 2009
Supplemental Agreement No. 49	May 1, 2009
Supplemental Agreement No. 50	July 23, 2009
Supplemental Agreement No. 51	August 5, 2009
Supplemental Agreement No. 52	August 31, 2009
Supplemental Agreement No. 53	December 23, 2009
Supplemental Agreement No. 54	March 1, 2010
Supplemental Agreement No. 55	March 31, 2010
Supplemental Agreement No. 56	August 12, 2010
Supplemental Agreement No. 57	March 2, 2011
Supplemental Agreement No. 58	January 6, 2012
Supplemental Agreement No. 59	July 12, 2012
Supplemental Agreement No. 60	October 7, 2012
Supplemental Agreement No. 61	September 11, 2013

P.A. 1951	SA 61

N/CAL

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

Airframe Model/MTOW:	737-900ER			*** pounds
Engine Model/Thrust:	CFM56-7B	***		*** pounds
Airframe Price:			$	***
Optional Features:			$	***

Sub-Total of Airframe and Features:			$	***
Engine Price (Per Aircraft):			$	***
Aircraft Basic Price (Excluding BFE/SPE):			$	***

Buyer Furnished Equipment (BFE) Estimate:			$	***
Seller Purchased Equipment (SPE) Estimate:			$	***
*** Deposit/Aircraft at Proposal Accept:			$	***

Detail Specification:	***
Airframe Price Base Year/Escalation Formula:	***	***
Engine Price Base Year/Escalation Formula:	***	***

Airframe Escalation Data:
Base Year Index (ECI):	***
Base Year Index (CPI):	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number		Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							*** ***		*** ***		*** ***		*** ***
***	***	***	***	*	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***

CAL	T-6-1	SA 61
Boeing / Continental Airlines, Inc. Proprietary

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number		Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							*** ***		*** ***		*** ***		*** ***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	**	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***

CAL	T-6-2	SA 61
Boeing / Continental Airlines, Inc. Proprietary

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number		Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							*** ***		*** ***		*** ***		*** ***
***	***	***	***	*****	$	***	$	***	$	***	$	***	$	***
Total:	43

***

*	*** Escalation Factors ***
**	*** Escalation Factors ***
***	*** Escalation Factors ***
****	*** Escalation Factors ***
*****	*** Escalation Factors ***

CAL	T-6-3	SA 61
Boeing / Continental Airlines, Inc. Proprietary

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

***

Airframe Model/MTOW:	737-***		*** pounds
Engine Model/Thrust:	CFM56-7B***		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***

Engine Price (Per Aircraft):		$	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***
*** Deposit/Aircraft at Proposal Accept:		$	***

Detail Specification:		***
Airframe Price Base Year/Escalation Formula:	***	***
Engine Price Base Year/Escalation Formula:	***	***

Airframe Escalation Data:

Base Year Index (ECI):	***
Base Year Index (CPI):	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						*** ***	*** ***	*** ***	*** ***
***	***	***	***	*	$***	$***	$***	$***	$***

Total:	***

***

CAL	T-6-4	SA 61
Boeing / Continental Airlines, Inc. Proprietary

Attachment B to

Letter Agreement 1951-9R20

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700		***
Engine Model/Thrust:	CFM56-7B***
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***
Non-Refundable Deposit/Aircraft at Def Agreement:		$	***

Detail Specification:		***
Airframe Price Base Year/Escalation Formula:	***	***
Engine Price Base Year/Escalation Formula:	***	***

Airframe Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***

	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date					*** ***		*** ***		*** ***		*** ***
***	***	***	$	***	$	***	$	***	$	***	$	***

Total:	***

CAL ***	Boeing Proprietary	SA-61 Page 1 of 1